                              SHAREHOLDER AGREEMENT

           This Agreement dated as of May 22, 2000 (the "Shareholder Agreement") by and between Michael Foods, Inc., a Minnesota corporation ("Michael") and the Shareholders of Michael listed on Schedule I
(individually "Shareholder" and collectively "Shareholders").

           WHEREAS, Michael is a publicly-held corporation whose common stock is traded on the NASDAQ National Market System ("NASDAQ-NMS"); and

           WHEREAS, the Shareholders desire to sell an aggregate of 1,500,000 shares of common stock of Michael (the "Shares") and Michael desires to purchase such Shares, in each case subject to the execution and delivery of this Shareholder Agreement;

           NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions hereinafter set forth, the parties agree as follows:

SECTION 1. CERTAIN DEFINITIONS

           As used in this Shareholder Agreement, the following terms shall have the following meanings:

           (a) "AFFILIATE" shall mean, as applied to a specified Person, any other Person that directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such specified Person.

           (b) "BENEFICIALLY OWN OR "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "Beneficial Ownership" of such securities in accordance with the provisions of Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to be the Beneficial Owner of a security if that Person has the right to acquire Beneficial Ownership of such security without giving effect to the sixty (60) day provision provided under such rule. Without duplicative counting of the same securities by the same Holder, Equity Securities Beneficially Owned by a Person shall include Equity Securities Beneficially Owned by all other Persons with whom such Person would constitute a Group.

           (c) "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday, a bank holiday or any other day on which commercial banking institutions in Minneapolis, Minnesota, are not generally open for business.

           (d)        "CLOSING" shall have the meaning set forth in Section
4(b) hereof.

           (e) "CONTROL" shall mean, with respect to a specified Person, the position or the possession, directly or indirectly, of the power to direct, cause the direction of, or substantially influence the management and policies of such Person, whether through the ownership of voting securities, partnership interests or other ownership interests, or by contract or otherwise; provided that, in any event, any Person who owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership interests or other ownership interests of any other Person shall be deemed to Control such corporation or other Person.

           (f) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

           (g) "EQUITY SECURITIES" shall mean: (i) any and all shares of capital stock of Michael; and (ii) any other securities, warrants, options or rights of any nature (whether or not issued by Michael) that are convertible into any, exchangeable for, or exercisable for the purchase of, or otherwise give the Holder thereof any rights in respect of, shares of capital stock of Michael.

           (h) "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

           (i) "GROUP" shall mean two or more Persons acting together for the purpose of acquiring, holding, voting or disposing of Equity Securities, which Persons would be required to file a statement on

Schedule 13D or 13G with the SEC as a "Person" within the meaning of Section 13(d)(3) of the Exchange Act if such Persons Beneficially Owned sufficient securities to require such a filing under the Exchange Act.

           (j) "HOLDER" shall mean any Shareholder that owns common stock of Michael.

           (k) "PERSON" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

           (l) "REGISTRABLE SECURITIES" means any Equity Securities Beneficially Owned by a Shareholder as of the date of this Shareholder Agreement and any Equity Securities issued in respect thereof as a result of a stock dividend, stock split, recapitalization, merger or other similar transaction with respect to such Equity Securities Beneficially Owned.

           (m) "REQUIREMENT OF LAW" shall mean, as to any specified Person, any law, treaty, rule or regulation of any Governmental Authority applicable to such Person or any of its property or to which such Person or any of its property is subject.

           (n) "SEC' shall mean the Securities and Exchange Commission or its successor.

           (o) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any similar federal statute.

           (p) The "TOTAL VOTING POWER" at any measurement date shall mean the total number of votes which could have been cast in an election of directors of Michael had a meeting of the shareholders of Michael been duly held based upon a record date as of the measurement date if all Equity Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF MICHAEL

           Michael represents and warrants to the Shareholders that:

           (a) Michael has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Minnesota, with corporate power to transact in all material respects its business as now conducted by it, to enter into this Shareholder Agreement, and to perform its obligations hereunder.

           (b) This Shareholder Agreement has been duly authorized, executed and delivered by Michael and constitutes a legal, valid and binding agreement of Michael, enforceable against Michael in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

           (c) Except as otherwise contemplated in this Shareholder Agreement, no consent, approval or authorization of, or filing, registration, qualification, declaration or designation with, any Governmental Authority is required on the part of Michael as a condition to the valid execution, delivery and performance of this Shareholder Agreement by Michael, except where the absence of any such consent, approval or authorization of, or the failure to make any such filing, registration, qualification, declaration or designation with any Governmental Authority would not have a material adverse effect on Michael and its subsidiaries taken as a whole or materially impair Michael's ability to perform its obligations hereunder.

           (d) The execution, delivery and performance by Michael of this Shareholder Agreement will not: (i) conflict with the Articles of Incorporation or Bylaws of Michael, as amended; (ii) conflict with, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under, any of the terms, conditions or provisions of any trust agreement, voting agreement, shareholders agreement, voting trust, note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind affecting Michael or to which Michael is a party or by which any of its properties or assets are or may be bound; (iii) violate any Requirement of Law applicable to Michael; or (iv) violate any order, injunction, judgment or decree of any court or other Governmental Authority or any determination of an arbitrator applicable to Michael or any of Michael's properties or assets, except where such conflict, breach or other default under clause (ii) or any such violation under clauses (iii) or (iv) would not have a material adverse effect on Michael and its subsidiaries taken as a whole or materially impair Michael's ability to perform its obligations hereunder.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

           Each Shareholder severally represents and warrants to Michael that:

           (a) Such Shareholder has the legal capacity, power and authority to enter into and perform all of such Shareholder's obligations under this Shareholder Agreement. This Shareholder Agreement has been duly executed and delivered by each Shareholder and constitutes a legal, valid and binding agreement of each Shareholder, enforceable against each Shareholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. If such Shareholder is married and such Shareholder's Equity Securities constitute community property, this Shareholder Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of such Shareholder's spouse, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

           (b) No consent, approval or authorization of, or filing, registration, qualification, declaration or designation with, any Governmental Authority is required on the part of such Shareholder as a condition to the valid execution, delivery and performance of this Shareholder Agreement by such Shareholder.

           (c) The execution, delivery and performance by such Shareholder of this Shareholder Agreement will not: (i) conflict with, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under, any of the terms, conditions or provisions of any trust agreement, voting agreement, shareholders agreement, voting trust, note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind affecting such Shareholder or to which such Shareholder is a party or by which any of such Shareholder's properties or assets are or may be bound; (ii) violate any Requirement of Law applicable to such Shareholder; or (iii) violate any order, injunction, judgment or decree of any court or other Governmental Authority or any determination of an arbitrator applicable to such Shareholder or any of such Shareholder's properties or assets.

           (d) Such Shareholder is the sole record and beneficial owner of the Shares identified in Schedule I as being sold by such Shareholder, and such Shares are not subject to any claim, option, warrant or other call right, and upon delivery to Michael at Closing of certificates for such Shares, in transferable form, Michael will have good legal and beneficial title thereto, free of all liens or encumbrances of any kind.

SECTION 4. SALE OF MICHAEL SHARES

           (a) At the Closing, each of the Shareholders shall sell and deliver to Michael and Michael shall purchase from each Shareholder, the number of Shares set forth opposite the Shareholder's name on SCHEDULE I. The purchase price for each of the Shares shall be $21.77 per share, that being three percent (3%) below the average closing price of Michael common stock as reported on the NASDAQ-NMS for the ten trading days commencing on May 8, 2000 and ending on May 19, 2000. The purchase price will be paid at Closing by wire transfer of same day funds to the account of each Shareholder against receipt of certificates for the Shares in transferable form.

           (b) Closing will be held at the offices of Maun & Simon, PLC in Minneapolis, Minnesota on the date that this Shareholder Agreement is executed and delivered by Michael and each of the Shareholders, unless the Shareholders and Michael agree on a different time, place or manner of Closing. In addition to the exchange of the consideration provided in Section 4(a), at the Closing the Shareholders and Michael will deliver to each other a certificate or certificates confirming the truth and `completeness of the representations and warranties of such party as of the date of Closing and such other documents, certificates or conveyances as counsel for Michael and the Shareholders shall reasonably request.

SECTION 5. COVENANTS OF THE SHAREHOLDERS

           (a) ACQUISITION OF EQUITY SECURITIES. Until April 26, 2001 or the first date that the Shareholders, collectively and in the aggregate, Beneficially Own Equity Securities representing less than five percent (5%) of the Total Voting Power, whichever is earlier, no Shareholder shall, directly or indirectly, acquire, offer to acquire, agree to acquire, become the Beneficial Owner of, or obtain any rights in respect of, any Equity Securities, by purchase or otherwise, or take any action in furtherance thereof, if the effect of such acquisition, agreement or other action would be (either immediately or upon consummation of any such acquisition, agreement or other action, or expiration of any period of time provided in any such acquisition, agreement or other action) to increase the aggregate voting power in the election of directors of all Equity Securities then Beneficially Owned by all Shareholders (such aggregate voting power, (the "Aggregate Voting Power") to twenty percent (20%) or more of the Total Voting Power (such maximum percentage limitation, the "Maximum Percentage"). Notwithstanding anything to the contrary in this Section 5(a), the Maximum Percentage may be exceeded if, and solely to the extent that, the Aggregate Voting Power is or will be increased solely as a result of a repurchase of any Voting Securities by Michael or any of its subsidiaries or any other change in Michael's capitalization or by reason of the issuance of stock options by Michael to any of the Shareholders pursuant to any stock option plan maintained by Michael.

           (b) NO VOTING TRUSTS. Until April 26, 2001 or the first date that the Shareholders, collectively and in the aggregate, Beneficially Own Equity Securities representing less than five percent (5%) of the Total Voting Power, whichever is earlier, no Shareholder shall deposit any Equity Securities in a voting trust or subject any Equity Securities to any arrangement or agreement with respect to the voting of such Equity Securities except for a voting trust or other arrangement among the Shareholders or any of their Affiliates.

           (c)        NO PROXY SOLICITATION ADVERSE TO BOARD RECOMMENDATION.
Until April 26, 2001 or the first date that the Shareholders, collectively and in the aggregate, Beneficially Own Equity Securities representing less than five percent (5%) of the Total Voting Power, whichever is earlier, no Shareholder shall solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of the Board of Directors of Michael with respect to any matter.

           (d) NO FORMATION OF GROUP. Until April 26, 2001 or the first date that the Shareholders, collectively and in the aggregate, Beneficially Own Equity Securities representing less than five percent (5%) of the Total Voting Power, whichever is earlier, no Shareholder shall join a partnership, limited partnership, syndicate or other Group, or otherwise act in concert with any other Person, for the purpose of acquiring, holding, voting or disposing of Equity Securities, or otherwise become a "Person" within the meaning of Section 13(d)(3) of the Exchange Act (in each case other than solely with other Shareholders or their Affiliates or with such Shareholders' or Affiliates' representatives for estate planning purposes).

SECTION 6. ADDITIONAL COVENANTS OF SHAREHOLDERS

           (a) RESTRICTIONS ON DISPOSITION. Except as otherwise permitted herein, the Shareholders, individually and collectively, shall not:

                      (i) until June 30, 2000, other than the Shares sold pursuant to this Shareholder Agreement, sell or offer to sell any Equity Securities; or

                      (ii) during each of the calendar quarters ending September 30, 2000 and December 31, 2000, sell or offer to sell Equity Securities in excess of 200,000 shares of Michael common stock, as adjusted for any share dividend, stock split or other recapitalization of Equity Securities or;

                      (iii) prior to January 1, 2001, pledge, hypothecate or encumber any Equity Securities Beneficially Owned by such Shareholder, except to a financial institution pursuant to a bona fide pledge, hypothecation or encumbrance to secure a bona fide loan for money borrowed to one or more Shareholders, provided that, upon foreclosure on such Equity Securities, such financial institution has executed and delivered to Michael an agreement whereby such financial institution agrees to be legally bound by the terms of this Shareholder Agreement as a "Shareholder" as if such financial institution were an original signatory hereto.

           (b) RESTRICTIONS ON DISPOSITION. Until April 26, 2001 or the first date that the Shareholders, collectively and in the aggregate, Beneficially Own Equity Securities representing less than five percent (5%) of the Total Voting Power, whichever is earlier, the Shareholders, individually or collectively, shall not:

                      (i) sell or offer to sell Equity Securities having five percent (5%) or more of the Total Voting Power of Michael to any Person or Group in any single transaction or series of transactions without providing Michael the first right to buy such shares as provided in Section 6(c) below; or

                      (ii) sell or offer to sell Equity Securities to any Person or Group which the Shareholders have actual knowledge at time of the sale to Beneficially Own five percent (5%) or more of the Total Voting Power of Michael or, to any Person or Group who, by virtue of the sale or offer, would Beneficially Own, five percent (5%) or more of the Total Voting Power of Michael, without in either case, providing to Michael a first right to buy such shares as provided in Section 6(c) below.

           (c) MICHAEL'S FIRST RIGHT TO PURCHASE. During the period and upon the occurrence of any event described in Section 6(b)(i) or (ii), the Shareholder or Shareholders proposing to sell or offer Equity Securities shall provide written notice thereof to Michael and shall offer to Michael the right to purchase such Equity Securities. The notice shall state the number of shares offered and the price per share and any other conditions of the proposed sale or offer and shall include a copy of any written document setting forth the terms of the proposed sale or offer between the Shareholder or Shareholders and the purchaser or offeree. Michael shall have twenty (20) days from its receipt of such notice within which to purchase the Equity Securities so offered. In the event that Michael does not complete the purchase within such twenty (20) day period, the Shareholder or Shareholders sending the notice shall be permitted for a period of thirty (30) days thereafter to sell Equity Securities equal in number to the shares offered in such notice free of any restrictions under this Shareholder Agreement at a price not less than the purchase price per share set forth in such notice and under terms and conditions no more favorable to the purchaser than the terms and conditions offered to Michael in such notice.

           (d) TENDER OFFERS. The restrictions set forth in Section 6(b) and the first right to buy set forth in Section 6(c) shall not apply if a tender offer is made for all or substantially all of the outstanding shares of Michael Common Stock and the Board of Directors of Michael does not, within seven (7) days of the commencement of such tender offer, announce its opposition to the tender offer. Notwithstanding the foregoing, the following additional terms and conditions shall apply in the event of the commencement of a tender offer:

                      (i) In the event that one or more of the Shareholders has given notice to Michael pursuant to Section 6(c) of this Shareholder Agreement and, prior to the exercise of Michael's right to buy, a tender offer is commenced for all or substantially all of the outstanding shares of Michael Common Stock, Michael shall, within twenty (20) days of the date that such Shareholder or Shareholders have given such notice, have the right to acquire the Equity Securities subject to the notice at the higher of the price offered by the Shareholder or Shareholders in the notice or the tender offer price, regardless of whether Michael's Board of Directors has announced its opposition to such tender offer.

                      (ii) In the event that one or more of the Shareholders has given notice to Michael pursuant to Section 6(c) of this Shareholder Agreement and, subsequent to the exercise of Michael's right to buy, either a tender offer is commenced for all or substantially all of the outstanding shares of Michael Common Stock or the Board of Directors rescinds its earlier opposition to such tender offer, Michael shall have the option of (A) rescinding its agreement to purchase the shares from the Shareholder or Shareholders within two (2) days after the commencement of such tender offer or the announcement by the Board of the rescission of opposition to the tender offer, or (B) acquiring such shares at the higher of the price offered by the Shareholder or Shareholders in the notice or the tender offer price.

SECTION 7. LEGEND

           All certificates representing shares of common stock of Michael which are subject to this Shareholder Agreement shall bear the following legend:

                     "The shares represented by this certificate are subject to certain restrictions on the transfer, sale or other disposition of the shares pursuant to an agreement dated May 22, 2000, between the issuer and the registered owner hereof, a copy of which may be obtained from the secretary of the corporation."

           The Shareholders shall promptly deliver all certificates for Equity Securities to the secretary of Michael who shall place the foregoing legend on the certificates. The Secretary of Michael shall promptly return the legended certificates to the Shareholders.

SECTION 8. DIRECTORS

           For a period of three years from the date of this Agreement, if the Shareholders collectively own ten percent (10%) or more of the outstanding common stock of Michael, they shall be entitled to nominate two
(2) persons to stand for election as directors of Michael. During such three-year period, if the Shareholders own less than ten percent (10%), but more than five percent (5%), of the outstanding common stock of Michael, they shall be entitled to nominate one (1) person to stand for election as a director of Michael. Within thirty (30) days following the end of each calendar year the Shareholders shall give notice to Michael of the nominees of the Shareholders. No director serving as a nominee of the Shareholders shall be required to resign as a result of a decline in the Shareholders' percentage ownership of common stock of Michael. If either Stephen Papetti or Arthur J. Papetti voluntarily terminate employment with the Company and its subsidiaries while he is serving as a director of the Company, he will tender his resignation from the Board but the Board of Directors shall not be required to accept such resignation.

SECTION 9. REGISTRATION RIGHTS

           (a) REQUESTED REGISTRATION. Until April 26, 2001 or the date that all of the shares of Michael common stock Beneficially Owned by the Shareholders are eligible for sale under Rule 144 of the SEC without any volume limitation, whichever is earlier, subject to the following provisions a Shareholder may request that Michael register all or a portion of his Registrable Securities. If Michael shall receive a written request from one or more Shareholders that Michael effect the registration under the Securities Act of all or a part of such Shareholders' Registrable Securities, then Michael will, within ten (10) days after receipt thereof, give notice to all other Shareholders of the receipt of such request and each such holder may elect by written notice received by Michael within ten (10) days from the date of the notice by Michael to have all or part of his Registrable Securities included in such registration. Upon receipt of such notice, Michael will, as soon as practicable, use reasonable efforts to effect the registration on Form S-3 and pursuant to Rule 415 (the "Resale Registration Statement") under the Securities Act of all Registrable Securities which it has been so requested to register covering resales from time to time of such Registrable Securities and Michael shall use its reasonable best efforts to:
(i) cause the Resale Registration Statement to be declared effective by the SEC as soon as practicable thereafter; and (ii) maintain the effectiveness of the Resale Registration Statement continuously until the earliest of: (A) the date on which the Shareholders no longer hold Registrable Securities registered under the Resale Registration Statement or (B) the third anniversary of this Shareholder Agreement or such lesser time as may be permitted under Rule 144 under the Securities Act to enable the Shareholders to sell the Registrable Securities under the Securities Act without such registration. Michael: (i) shall not be obligated to cause any special audit to be undertaken in connection with any such registration; (ii) shall be entitled to postpone for a reasonable period of time, but not in excess of ninety (90) days, the filing of any registration statement otherwise required to be prepared pursuant to this section if Michael is, at such time, conducting or about to conduct an underwritten public offering of Equity Securities (or securities convertible into Equity Securities) and is advised in writing by its managing underwriter that such underwritten public offer would, in its opinion, be adversely effected by the registration so requested; and (iii) shall be entitled to postpone such requested registration for up to ninety (90) days if Michael determines, in view of the advisability of deferring public disclosure of material corporate developments or other information, that such registration and the disclosure required to be made pursuant thereto would not be in the best interest of Michael at such time.

           (b)        EFFECTIVE REGISTRATION. A registration pursuant to this
Section 9 will not be deemed to have been effected unless the Registration Statement has been declared effective by the SEC; provided, however, that if after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other Governmental Authority or court, such Registration Statement will be deemed not to have been effected during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

           (c) REGISTRATION EXPENSES. The Shareholders requesting registration shall bear all expenses incurred in connection with the registration of the Registrable Securities pursuant to this Section 9. Such expenses shall include, without limitation, all printing, legal and accounting expenses (other than normal audit expenses) incurred by Michael and all registration and filing fees imposed by the SEC, any state securities commission or the NASDAQ-NMS, any brokerage fees or commissions and any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities, and any legal, accounting and other expenses incurred by such Shareholder.

           (d) SELECTION OF UNDERWRITER AND INVESTMENT MANAGER. If a requested registration pursuant to this Section 9 involves an underwritten offering, the selling Shareholders shall have the exclusive right to select an investment banker or bankers and managers to administer the offering.

           (e) REGISTRATION PROCEDURES. If and whenever Michael is required to use its reasonable efforts to cause the registration of any Registrable Securities under the Securities Act as provided in this Shareholder Agreement, Michael will, as expeditiously as reasonably possible:
(i) prepare and file with the SEC such amendments and supplements to such Resale Registration Statement and the prospectus used in connection therewith and shall timely file with the SEC all required filings under the Exchange Act as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Resale Registration Statement and to keep the Resale Registration Statement effective, but only while it shall be required under the provisions of this Shareholder Agreement to cause the Registration Statement to remain current;
(ii) furnish to each Shareholder seeking registration hereunder such number of copies of the prospectus included in such Resale Registration Statement (including each preliminary prospectus and summary prospectus), and such other documents as each such Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Shareholder but only while it shall be required under the provisions hereof to cause the Registration Statement to remain current; (iii) use its reasonable efforts to register or qualify such Registrable Securities covered by such Resale Registration Statement under such other securities or blue sky laws of such jurisdictions as the Shareholders shall reasonably request, except that Michael shall not, for any purpose, be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause, it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or consent to general service of process in any such jurisdiction; (iv) use its reasonable efforts to list the Registrable Securities on the NASDAQ-NMS, if such Registrable Securities are not already so listed.

           (f) POST-REGISTRATION NOTICES. Michael shall promptly notify the Shareholders: (i) when a prospectus or any prospectus supplement or post-effective amendment (including any required filings under the Exchange Act) has been filed and, with respect to the Resale Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any state securities authority for amendments or supplements to the Resale Registration Statement and prospectus or for additional information after the Resale Registration Statement has become effective; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement; (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under such state's securities or "blue sky" laws; and
(v) of the happening of any event which makes any statement made in the Resale Registration Statement or related prospectus untrue or which requires the making of changes in such Resale Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As soon as practicable, following the expiration of the Suspension Period (as defined below), Michael shall prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           Upon receipt of any notice (a "Suspension Notice") by the Shareholders from Michael of the happening of any event of the kind described in this Section 9(g), the Shareholders shall forthwith discontinue disposition of the Registrable Securities pursuant to the Resale Registration Statement until the Shareholders' receipt of the copies of the supplemental or amended prospectus contemplated by this Section 9(g) or until the Shareholders have been advised in writing (the "Advice") by Michael that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by Michael, will, or will request any broker or dealer acting as the Shareholders' agent(s) to deliver to Michael (at Michael's expense) all copies, other than permanent file copies then in the Shareholders' or their brokers' or dealers' possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that in no event shall the period from the date on which the Shareholders receive a Suspension Notice to the date which the Shareholders receive either the Advice or copies of the supplemental or amended prospectus contemplated in this Section 9(g) (the "Suspension Period") exceed sixty (60) calendar days.

           (g) INFORMATION. Michael may require each selling Shareholder to furnish it with such information regarding such selling Shareholder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as Michael may from time to time reasonably request in writing.

           (h) UNDERWRITING AGREEMENT. The selling Shareholders shall execute and deliver an underwriting agreement in customary form in connection with any underwritten offering made pursuant to a registration hereunder.

SECTION 10. INDEMNIFICATION AND CONTRIBUTION

           (a) INDEMNIFICATION BY MICHAEL. Michael agrees to indemnify and hold harmless to the full extent permitted by law, each Shareholder from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable legal fees and expenses incurred by shareholders (collectively, the "Damages") to which the Shareholders may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereto arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Resale Registration Statement (or any supplement or amendment thereto, including filings under the Exchange Act) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any prospectus (as amended or supplemented if Michael shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to the Shareholders furnished in writing to Michael by the Shareholders specifically for use therein; provided, however, that Michael shall not be liable to the Shareholders under this Section 10(a) to the extent that any such Damages were caused by the fact that the Shareholders sold Registrable Securities to a Person as to who it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the prospectus as then amended or supplemented if, but only if: (i) Michael has previously furnished copies of such amended or supplemented prospectus to the Shareholders; and (ii) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the prospectus so delivered which was corrected in such amended or supplemented prospectus.

           (b) INDEMNIFICATION BY SHAREHOLDERS. The Shareholders agree to indemnify, jointly and severally, and hold harmless Michael, its stockholders, directors, officers and each Person, if any, who Controls Michael within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Michael to the Shareholders in Section 10(a) of this Shareholder Agreement but only with reference to information relating to the Shareholders furnished in writing to Michael by the Shareholders specifically for use in the Resale Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto); provided, however, that the Shareholders shall not be obligated to provide such indemnity to the extent that such Damages result from a failure of Michael to promptly amend or take action to correct or supplement any such Resale Registration Statement or prospectus on the basis of corrected or supplemental information provided in writing by the Shareholders to Michael expressly for such purpose. In no event shall the liability of the Shareholders hereunder be greater in amount than the amount of the proceeds received by the Shareholders upon the sale of the Registrable Securities giving rise to such indemnification obligation.

           (c) CONTRIBUTION. To the extent that the indemnification provided for in Section 10(a) or (b) is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such Section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of Michael, on the one hand, and the Shareholders, on the other hand, in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of Michael, on the one hand, and the Shareholders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Michael or by the Shareholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           If indemnification is available under Section 10(a) or (b), the indemnifying parties shall indemnify each indemnified party to the full extent provided in such sections without regard to the relative fault of said indemnifying party or the indemnified party or any other equitable considerations provided for in this Section 10(c). Michael and the Shareholders agree that it would not be just or equitable if contribution pursuant to this Section 10(c) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this section.

SECTION 11. GENERAL PROVISIONS

           (a) GOVERNING LAW. This Shareholder Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Minnesota without giving effect to any conflicts of law provisions.

           (b) REMEDIES. Michael, on the one hand, and the Shareholders, on the other, acknowledge and agree that the other would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements in this Shareholder Agreement of such party were not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right such party may have, any party will have the right to an injunction or other equitable relief (including specific performance) in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof. All rights, powers and remedies provided under this Shareholder Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative.

           (c) NOTICES. All notices, demands and other communications given under this Shareholder Agreement shall be in writing, shall be given either by personal delivery or by nationally recognized overnight courier or by telecopier, and shall be deemed to have been given or made when personally delivered, one Business Day after delivered to a nationally recognized overnight courier, postage prepaid, and receipt requested, or one Business Day after transmission by facsimile, receipt confirmed, addressed as follows:

                      (i)      IF TO MICHAEL:

                               Gregg A. Ostrander
                               Chairman of the Board, President and Chief
                                 Executive Officer
                               Michael Foods, Inc.
                               5353 Wayzata Boulevard
                               324 Park National Bank Building
                               Minneapolis, Minnesota  55416
                               Telephone:  612-546-1500
                               Facsimile No.: 612-546-3711
                               with a copy to:

                               Albert A. Woodward
                               Maun & Simon, PLC
                               2000 Midwest Plaza Building West
                               801 Nicollet Mall
                               Minneapolis, Minnesota 55402
                               Telephone: 612-904-7400
                               Facsimile No.: 612-904-7424

                     (ii)      IF TO THE SHAREHOLDERS:

                               Arthur J. Papetti
                               Alfred Papetti
                               Stephen Papetti
                               c/o Papetti Holding Company
                               877 North Avenue East
                               Building 4
                               Elizabeth, New Jersey 07206
                               Telephone: 908-527-1900
                               Facsimile No.: 908-527-1996

                               with a copy to:

                               Martin B. O'Connor, II                   Robert M. LaRose
                               O'Connor, Morss & O'Connor               Thompson Coburn LLP
                               Liberty Hall Center                      One Firstar Plaza
                               1085 Morris Avenue                       Suite 3400
                               Union, New Jersey 07083                  St. Louis, Missouri 63101
                               Telephone: 908-354-5660                  Telephone: 314-552-6068
                               Facsimile No.: 908-354-5786              Facsimile No.: 314-552-7068

or to such other address as any such Person may from time to time designate by notice to the others.

           (d) SEVERABILITY. If any term, provision, covenant or restriction of this Shareholder Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties agree that they will use their best efforts at all times to support and defend this Shareholder Agreement.

           (e) AMENDMENTS. This Shareholder Agreement may be amended only by an agreement in writing signed by all of the parties hereto.

           (f) DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Shareholder Agreement.

           (g) COUNTERPARTS. This Shareholder Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Shareholder Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which when taken together shall be one and the same statement.

           (h) SUCCESSORS AND ASSIGNS. This Shareholder Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto, provided that a Shareholder may not assign any of his rights or obligations hereunder to any Person without the prior written consent of Michael. Notwithstanding the foregoing, the consent of Michael shall not be required in connection with the assignment of this Shareholder Agreement to the estate of a Shareholder.

           (i) This Shareholder Agreement is intended to supercede any earlier-dated shareholder agreements, including the Shareholder Agreement dated February 26, 1997, as amended February 25, 2000, in their entirety. From and after the date of this Shareholder Agreement, all such earlier-dated shareholder agreements shall terminate and all rights and obligations of the parties thereto shall be governed solely by this Shareholder Agreement.

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Shareholder Agreement, all as of the day and year first above written.

                                       MICHAEL FOODS, INC.

                                       By:  /s/ Gregg A. Ostrander
                                            -----------------------------------

                                       Its: Chairman / CEO / President
                                            -----------------------------------



                                       SHAREHOLDERS:

                                       /s/ Stephen Papetti
                                       ----------------------------------------
                                       Stephen Papetti

                                       /s/ Alfred Papetti
                                       ----------------------------------------
                                       Alfred Papetti

                                       /s/ Arthur J. Papetti
                                       ----------------------------------------
                                       Arthur J. Papetti

                                   SCHEDULE I
                              LIST OF SHAREHOLDERS

                                                          NUMBER OF
A.         SHAREHOLDERS                                   SHARES SOLD
           ------------                                   -----------
           Stephen Papetti                                375,000
           Alfred Papetti                                 375,000
           Arthur J. Papetti                              750,000